INVESTOR'S RIGHTS AGREEMENT

THIS AGREEMENT made and entered into as of the 29th day of March, 1999, by and between ZAP Power Systems, a California corporation having a principal place of business at 117 Morris Street, Sebastopol, California 95472 (the "Company"), and Ridgewood ZAP LLC, a Delaware limited liability company having a principal place of business at 947 Linwood Avenue, Ridgewood, New Jersey 07450 (the "Investor").

     W I T N E S S E T H:

WHEREAS, the Company and the Investor have entered into a certain Stock and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement"), under which the Investor has agreed to purchase Common Stock of the Company and the Company has agreed to issue a warrant to purchase additional shares of Common Stock of the Company;

WHEREAS, the Company and the Investor desire to set forth their agreement as to registration rights and other matters;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1
     Restrictions on Transferability of Securities; Registration Rights

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (c) "Holder" shall mean the Investor (to the extent that the Investor holds Registrable Securities), and any other holder of Registrable Securities that have not been sold to the public or sold pursuant to Rule 144 to whom the registration rights conferred by this Agreement have been transferred by Holder in accordance with Section 1.11 hereof.

(d) "Indemnified Party" shall have the meaning given in Section 1.7(c) hereof.

(e) "Indemnifying Party" shall have the meaning given in Section 1.7(c) hereof.


(f) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than twenty-five percent (25%) of the outstanding Registrable Securities.

(g) "Investor" shall have the meaning set forth in the preamble of this Agreement.

(h) "Purchase Agreement" shall have the meaning set forth in the recitals of this Agreement.

(i) "Registrable Securities" shall mean (i) Shares issued to Investor in accordance with the Purchase Agreement and shares issued pursuant to the Warrant), and (ii) any Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Shares described in clause (i) of this subsection; provided, however, that Registrable Securities shall not include (x) any Shares which have previously been registered or which have been sold to the public, (y) any Registrable Securities sold by a person in a transaction in which registration rights have not been assigned in accordance with this Agreement, or (z) any Registrable Securities that may immediately be sold under Rule 144 during any 90-day period.

(j) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(k) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and except as otherwise provided herein, fees and disbursements of counsel for the Holders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

(l) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(m) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(n) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(o) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Shares and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

(p) "Shares" means shares of the Common Stock of the Company.

(q) "Significant Holder" shall have the meaning given in Section 3.2 hereof.

(r) "Warrant" shall mean the Warrant issued to the Investor pursuant to the Purchase Agreement.

1.2     Demand Registration.

(a) Request for Registration. Upon receipt by the Company of written demand from the Initiating Holders that the Company effect a registration with respect to all or a part of the Registrable Securities having an anticipated aggregate offering price, net of underwriting discounts and commissions, equal to or greater than $7,500,000, the Securities Act), the Company shall:

(i) within twenty (20) days after the receipt of such request, give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable after receipt of such demand (and if possible within 90 days after such demand), use its best efforts to effect the registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) of such Registrable Securities as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

(A)     Made sooner than March 15, 2000;

(B) After the  Company has  initiated  two such  registrations  pursuant to this
Section 1.2(a) (counting for these purposes only registrations which have been declared or ordered effective);

(C) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(D) If the Initiating Holders propose to dispose of Registrable Securities which may be immediately registered on Form S-3 pertinent to a request made under
Section 1.6 hereof;

(E) If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld) or the Company and the Initiating Holders are unable to obtain the commitment of such underwriter to firmly underwrite such offering.

(b) Deferral by Company. Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the Managing Director of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (C) above) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.(b) Deferral by Company. Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the Managing Director of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (C) above) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.2(b) and (d) hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

(c)  Underwriting.  The right of any  Holder to  registration  pursuant  to this
Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwritings all or a part of the Registrable Securities he holds.

(d) Procedure. If the Company shall request inclusion in any registration pursuant to Section 1.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on the acceptance of and compliance with the further applicable provisions of this Agreement by the Company and such other persons. The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the Initiating Holders may limit, to the extent advised by the managing underwriter(s), the amount of securities to be included in the registration by the Company's Shareholders (including the Holders); provided, however, that the aggregate rate of securities (including Registrable Securities) to be included in such registrations by the Holders may not be so reduced to less than thirty-three percent (33%) of the total value of all securities included in such registration. If a person who has requested inclusion in such registration as provided herein does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If Shares are so withdrawn from the registration and if the number of Shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of Shares so withdrawn, with such Shares to be allocated among such Holders requesting additional inclusion in accordance with this Section 1.12(d).

1.3     Company Registration.

(a) Piggyback Rights. If the Company shall determine to register any of its securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to this Agreement), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 (or its successor rule under the Securities Act) transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i) at least thirty (30) days prior to filing any such registration statement under the Securities Act, give to each Holder written notice thereof; and

(ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form for offerings of the type proposed with the representative of the underwriter or underwriters selected by the Company.

(c) Procedures. Notwithstanding any other provision of this Section 1.3, if the managing underwriter(s) advises the Company in writing that marketing factors require a limitation on the number of Shares to be underwritten, the managing underwriter(s) may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company may limit, to the extent so advised by the managing underwriter(s), the amount of securities to be included in the registration by the Company's shareholders (including the Holders); provided, however, that the aggregate value of securities (including Registrable Securities) to be included in such registration by the Holders may not be so reduced to less than thirty-three percent (33%) of the total value of all securities included in such registration. If any Holder does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If securities are so withdrawn from the registration and if the number of Shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with this Section 1.3 hereof.

1.4 Expenses of Registration. All registration expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.2, 1.3 and 1.5 hereof, and reasonable fees of one counsel for all selling shareholders in the case of registrations pursuant to Section 1.2 hereof, shall be borne by the Company (but excluding underwriter(s) and banker's discounts and commissions); provided, however, that unless the Holders bear the registration expenses for any registration proceeding begun pursuant to Section 1.2 and subsequently withdrawn by the Holders registering Shares therein, such registration proceeding shall be counted as a requested registration pursuant to
Section 1.2 hereof for all Holders, except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.2 and have withdrawn their request for registration with reasonable promptness after learning of such material adverse information, in which event such registration shall not be treated as a counted registration for purposes of Section 1.2 hereof, even though the Holders do not bear the registration expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of Shares of securities so registered on their behalf.

1.5     Registration on Form S-3.

(a) The Company shall use its best efforts to qualify for the use of Form S-3 to register its shares or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3 to register its shares, in addition to the rights contained in the foregoing provisions of this Section 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, or (ii) in the event that the Company shall furnish the certification described in Section 1.2(b)(ii) (but subject to the limitations set forth therein) or (iii) in a given twelve-month period, the Company has effected one (1) such registration in such period or (iv) it is to be effected more than five (5) years after the Company's initial public offering or (v) in any particular jurisdiction in which the Company would be required to do business or execute a general consent to service of process in effecting such registration, qualification or compliance or (vi) Form S-3 is not available for such offering.

(b) If a request complying with the requirements of Section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.2(a)(i) and (ii) and hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.2(c) and 1.2(d) hereof shall apply to such registration.

(c) Form S-3 registrations shall not be deemed to be demand registrations as described in Section 1.2 or 1.3.

1.6 Registration Procedures. In the case of each registration effected by the Company pursuant to Section l, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

(a) Keep such registration effective for a period of ninety (90) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Shares (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 90-day period shall be extended, if necessary, for a period of up to one year, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section l0(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

(h) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 hereof, the Company and the Holders registering Registrable Securities will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Shares, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

1.7     Indemnification.

(a) To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter (as defined in the Securities Act) for such Holder, if any, and each person who controls within the meaning of Section 15 of the Securities Act any such underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, proceeding, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holder, officer, director, partner, underwriter for such Holder, or controlling person of such Holder and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Shareholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Shareholder, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation, by the Company of the Securities Act or Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, proceeding, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document or such other alleged violation by the Company of the Securities Act or Exchange Act is committed in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld.

(c) Each party entitled to indemnification under this Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 1 to the extent such failure is prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The foregoing indemnity agreements of the Company and the Holder are subject to the condition that, insofar as they relate to any untrue statement of a material fact or an omission of a material fact made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to be benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(g) The  obligations  of the Company and the Holder under this Section 1.7 shall
survive  the  completion  of  any  offering  of  Registrable   Securities  in  a
registration statement and otherwise.

1.8 Information By Holder. It is a condition precedent to the Company's obligations under Sections 1.2, 1.3 and 1.5 that each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

1.9 Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights which are inconsistent with the provisions of this Agreement.

1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Shares of Company, the Company agrees to use its best efforts to:

(a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

(c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

1.11 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this
Section 1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 5% of the outstanding voting stock of the Company (on a fully diluted basis), provided that the Company is given written notice prior to the time of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing prior to such transfer or assignment, the obligations of such Holder under this Section 1.

1.12 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Shares (or other securities) of the Company, each Holder shall not sell or otherwise transfer or dispose of any Shares (or other securities) of the Company then owned by such Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

(a) such agreement shall only apply to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering; and

(b) all officers and directors of the Company then holding Common Stock of the Company are bound by and have entered into similar agreements.

The obligations described in this Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. In order to enforce the above covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

1.13 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     SECTION 2
     Financial Information

2.1 Basic Financial Information. The Company hereby covenants and agrees, so long as any Holder owns not less than 5% of the outstanding voting stock of the Company (on a fully diluted basis), it will furnish the following reports to each Holder:

(a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year (if any), all in reasonable detail and certified by Grant Thornton LLP or independent public accountants of recognized national standing selected by the Company.

(b) As soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

(c) As soon as practical after the end of each month and in any event within thirty (30) days thereafter a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such month and consolidated statements of income and cash flows of the Company and its subsidiaries, for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with generally accepted accounting principles consistently applied and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors.

(d) Annually (but in any event at least thirty (30) days prior to the commencement of each fiscal year of the Company) the financial plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which financial plan shall include a projection of income and a projected cash flow statement for such fiscal year and a projected balance sheet as of the end of such fiscal year. Any material changes in such business plan shall be submitted as promptly as practicable after such changes have been approved by the Board of Directors of the Company.

(e) Within 30 days of receipt by the Company, a copy of the annual management review letter of the Company's independent public accountants.

(f) As soon as practicable after transmission or occurrence and in any event within ten days thereof, copies of any reports or communications delivered to any class of the Company's security holders or broadly to the financial community, including any filings by the Company with any securities exchange, the Securities and Exchange Commission or the National Association of Securities Dealers, Inc.

2.2     Limitations on Information Rights.

(a) The provisions of Section 2.1 shall not be in limitation of any rights which any Holder or Significant Holder may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

(b) Anything in Section 2 to the contrary notwithstanding, no Holder or Significant Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. Each Significant Holder hereby agrees to hold in confidence and trust and not to disclose any confidential information provided pursuant to this Section 2.2 and to use such confidential information only in connection with its rights hereunder.

(c) The rights granted under Section 2.1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 5% of the outstanding capital stock of the Company (on a fully diluted basis), provided that the Company is given written notice prior to the time of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing, prior to such transfer or assignment, the obligations of such Holder under Section 2.1.

     SECTION 3
Right of First Refusal

3. Right of First Refusal. The Company hereby grants to any Holder who owns not less than 5% of the voting stock of the Company on a fully diluted basis (a "Significant Holder"), the right of first refusal to purchase a pro rata share of New Securities (as defined in this Section 3) which the Company may, from time to time, propose to sell and issue. A Significant Holder's pro rata share, for purposes of this right of first refusal, is the ratio of the number of Shares owned by such Holder immediately prior to the issuance of New Securities, assuming full conversion of any convertible securities of the Company held by such Holder, and exercise of any options or warrants held by such Holder, to the total number of Shares outstanding immediately prior to the issuance of New Securities, assuming full conversion of any outstanding preferred stock of the Company, including those held by such Holder, and exercise of all outstanding rights, options and warrants to acquire Shares of the Company. This right of first refusal shall be subject to the following provisions:

(a) "New Securities" shall mean any capital stock (including Shares and/or any preferred stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) Shares purchased under the Purchase Agreement or Shares issuable upon exercise of the Warrant (ii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity immediately following closing such transfer;
(iii) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (iv) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Company's Board of Directors; (v) securities issued in connection with any commercial transaction or any equipment leases, real property leases, loans, credit lines, guarantees of indebtedness or similar financing; (vi) securities issued in any new public offering pursuant to a registration under the Securities Act with aggregate net proceeds of at least $7,500,000; (vii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; and (viii) any right, option or warrant to acquire any security convertible into, or exercisable for, the securities excluded from the definition of New Securities pursuant to subsections (i) through (vii) above. (a) New Securities shall mean any capital stock (including Shares and/or any preferred stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term New Securities does not include (i) Shares purchased under the Purchase Agreement or Shares issuable upon exercise of the Warrant (ii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity immediately following closing such transfer; (iii) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (iv) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Company's Board of Directors; (v) securities issued in connection with any commercial transaction or any equipment leases, real property leases, loans, credit lines, guarantees of indebtedness or similar financing; (vi) securities issued in any new public offering pursuant to a registration under the Securities Act with aggregate net proceeds of at least $7,500,000; (vii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; and (viii) any right, option or warrant to acquire any security convertible into, or exercisable for, the securities excluded from the definition of New Securities pursuant to subsections (i) through (vii) above. (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Significant Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Significant Holder shall have ten (10) days after any such notice is mailed or delivered to agree to purchase such Holder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

(c) In the event the Significant Holders fail to exercise fully the right of first refusal within such ten (10) day period, the Company shall have one hundred twenty (120) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of such agreement) to sell the New Securities respecting which the Holders' right of first refusal option set forth in this Section 3.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to the Significant Holders pursuant to Section 3.1(b). In the event the Company has not sold within such 120-day period or entered into an agreement to sell the New Securities in accordance with the foregoing within one hundred twenty (120) days from the date of such agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Holders in the manner provided in Section 3.1(b) above.

(d) The rights granted under Section 3 of this Agreement shall expire upon the earliest of, and shall not be applicable to (i) the first sale of Common Stock of the Company to the public after the date of this Agreement effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "Commission") under the Securities Act, with proceeds of more than $7,500,000, (ii) four (4) years from the date of this Agreement, and (iii) (A) the acquisition of all or substantially all the assets of the Company or (B) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction. (d) The rights granted under Section 3 of this Agreement shall expire upon the earliest of, and shall not be applicable to (i) the first sale of Common Stock of the Company to the public after the date of this Agreement effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the Commission) under the Securities Act, with proceeds of more than $7,500,000, (ii) four (4) years from the date of this Agreement, and (iii) (A) the acquisition of all or substantially all the assets of the Company or (B) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction. (e) The right of first refusal set forth in this Section 3 may be assigned or transferred by any Holder only to a transferee or assignee of not less than 5% of the outstanding capital stock of the Company (on a fully diluted basis), provided that the Company is given written notice prior to the time of such transfer or assignment, stating the name and address of the transferee or assignee identifying the securities with respect to which registration rights are being transferred or assigned and provided further that the transferee or assignee of such rights assumes, in writing, prior to such transfer or assignment, the obligation of such Holder under Section 3. (e) The right of first refusal set forth in this Section 3 may be assigned or transferred by any Holder only to a transferee or assignee of not less than 5% of the outstanding capital stock of the Company (on a fully diluted basis), provided that the Company is given written notice prior to the time of such transfer or assignment, stating the name and address of the transferee or assignee identifying the securities with respect to which registration rights are being transferred or assigned and provided further that the transferee or assignee of such rights assumes, in writing, prior to such transfer or assignment, the obligation of such Holder under Section 3. SECTION 4
     Miscellaneous

4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California, as if entered into by and between California residents exclusively for performance entirely within California.

4.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.3 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders in interest of at least sixty-six and two-thirds percent (66 _%) of the then Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders and other parties hereto and beneficiaries hereof, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

4.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, to the address set forth in the first paragraph of this Agreement, or at such other address as such Holder or permitted transferee shall have furnished to the Company in writing, or (b) if to the Company, at, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if mailed, five (5) days after mailing, (ii) if sent by a nationally recognized overnight courier, one business day after delivery to such courier, and (iii) if faxed or delivered, upon fax or delivery.

4.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or By law or otherwise afforded to any Holder, shall be cumulative and not alternative.

4.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.7 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

4.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

4.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

4.11 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement. 4.12 Costs and Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

4.13 Adjustment for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or preferred stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

4.14 Aggregation of Stock. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.


     [Remainder of Page Intentionally Left Blank]


IN WITNESS WHEREOF, the parties hereto have executed this Investor's Rights Agreement effective as of the day and year first above written.

ZAP POWER SYSTEMS


By:________________________________
Name:_____________________________
Title:______________________________

RIDGEWOOD ZAP, LLC
By:     Ridgewood Management Corporation, Manager


By:_______________________________
Name:____________________________
Title:_____________________________

BTV\125807.4